Exhibit 10.1

                      AMENDMENT AGREEMENT NO. 3 AND WAIVER

                     AMENDMENT AGREEMENT NO. 3 AND WAIVER, dated as of November 13, 2000 (this "Agreement"), to the Amended and Restated Credit Agreement dated as of July 9, 1999 (as amended, restated or modified from time to time, the "Credit Agreement"), among KASPER A.S.L., LTD., a Delaware corporation (the "Borrower"), the Guarantors named therein, the financial institutions from time to time party thereto (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, as administrative and collateral agent for the Lenders (in such capacity, the "Agent"), and THE CIT GROUP/COMMERCIAL SERVICES, INC., as collateral monitor (in such capacity, the "Collateral Monitor"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                     WHEREAS, the Borrower has requested that the Lenders agree
(i) to waive certain Defaults and Events of Defaults that have occurred and are continuing, or that may occur, under the Credit Agreement and (ii) to amend certain terms and provisions of the Credit Agreement;

                     WHEREAS, the Lenders have agreed to waive certain Defaults and Events of Defaults that have occurred and are continuing, or that may occur, under the Credit Agreement and the Lenders, the Borrower and the Guarantors have agreed to amend the Credit Agreement, in each case as described herein;

                     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

              SECTION 1. WAIVERS OF DEFAULTS AND EVENTS OF DEFAULT

                     Upon the fulfillment of the conditions set forth in Section 4 below, the following provisions of the Credit Agreement are hereby waived as follows:

                     1.1 The Lenders hereby agree to waive the Event of Default which has occurred and is continuing as a result of the Borrower's failure to timely deliver the financial statements required to be delivered pursuant to
Section 6.05(c) for the month ended July 31, 2000.

                     1.2 The Lenders hereby agree to waive any Default or Event of Default which has occurred and is continuing, or which may occur, as a result of the Borrower's failure to comply with the provisions of Section 7.10 (i) for the period ended July 31, 2000 and (ii) for the periods ended August 31, 2000 and September 30, 2000, provided that the Net Worth of the Borrower and its subsidiaries on a Consolidated Basis for the periods referred to in this clause
(ii) is not less than $108,000,000.


NY2:\985364\01\l4b801!.DOC\55745.0003

                     1.3 The Lenders hereby agree to waive any Default or Event of Default which may occur in the future as a result of the Borrower's failure to pay interest on the Senior Notes that is due and payable on or about September 30, 2000 and March 31, 2001 (if such payment is not made), provided that the Required Lenders shall have the right to terminate the waiver set forth in this Section if at any time (i) the Indebtedness represented by the Senior Notes is declared to be due and payable in accordance with the terms of the Senior Note Indenture or (ii) any holder of a Senior Note or the Trustee under the Senior Note Indenture commences any legal action to enforce the payment of any amounts due in respect of the Senior Notes.

                   SECTION 2. AMENDMENTS TO CREDIT AGREEMENT

                     Upon the fulfillment of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

                     2.1 The definition of the term "Borrowing Base" set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following clause (vii) at the end thereof:

                     "(vii) less $4,000,000 until such time that (x) the consultant retained by the Borrower pursuant to Section
                     6.18 shall have made a preliminary verbal report to the Banks with respect to the matters described in Section 6.18 and (y) the Agent shall have received the update of the appraisal of the Borrower's and its subsidiaries' trademarks required to be delivered pursuant to Section 6.19."

                     2.2 The definition of the term "Trademark Advance" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the percentage "50%" appearing in clause (ii)(x) thereof and inserting in lieu thereof the percentage "40%".

                     2.3 The definition of the term "Net Worth" set forth in
Section 1.01 of the Credit Agreement is hereby amended by inserting the following clause at the end thereof:

                     "; provided, however, that there shall be added back to the calculation of Net Worth hereunder any non-cash charges actually taken by the Borrower in connection with the termination of employment contracts in an aggregate amount not to exceed $2,500,000"

                     2.4 The definition of the term "Obligations" set forth in
Section 1.01 of the Credit Agreement is hereby amended (i) by inserting the words "or any steamship guarantee issued by the Agent in connection with a commercial Letter of Credit issued by the Agent hereunder" immediately following the words "under any one or more of the Loan Documents" appearing therein and
(ii) by inserting the following language at the end thereof:

                     "and any obligations owed to the Agent or any of its banking Affiliates in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds."

                     2.5 Section 2.05 of the Credit Agreement is hereby amended by inserting the following new subsection (d) at the end thereof:

                               "(d) Notwithstanding anything to the contrary in
                     the Credit Agreement, and subject to Section 2.08, from and after September 30, 2000, and until September 30, 2001, all Loans shall be Alternate Base Loans and shall bear interest at a rate per annum based upon the Alternate Base Rate plus the applicable Interest Margin at such time."

                     2.6 Section 2.17 of the Credit Agreement is hereby amended by deleting the amount "$20,000,000" appearing in the first sentence thereof and inserting in lieu thereof the amount "$10,000,000".

                     2.7 Article VI of the Credit Agreement is hereby amended by inserting the following new Sections 6.18 and 6.19 at the end thereof:

                               "SECTION 6.18 Consultant. Promptly, and in no
                     event later than October 31, 2000, and at all times thereafter, (A) retain (at the Borrower's sole expense) a consultant reasonably acceptable to the Required Lenders to
                     (i) review the Borrower's business plan dated October 16, 2000 and recommend to the Borrower and to the Lenders such modifications to the business plan as the consultant reasonably concludes, after consultation with the Borrower, are advisable, (ii) assist the Borrower's chief executive officer and chief operating officer in implementing the Borrower's modified business plan and (iii) act as liaison to the Agent and the Lenders and (B) upon reasonable notice cause such consultant to be available to the Agent and the Lenders to discuss the business operations, financial performance and condition of the Borrower and the Guarantors. The consultant shall, by no later than December 15, 2000, prepare and deliver to the Agent a report setting forth (i) any proposed modifications to the Borrower's business plan or to the operations of the Borrower's business and (ii) steps taken by the management of the Borrower to effectuate the aforementioned business plan and any proposed modifications to such plan or the operations of the business.

                               "SECTION 6.19 Trademark Appraisal. Promptly, and
                     in no event later than November 30, 2000 deliver to the Agent an update of the appraisal of the Borrower's and its subsidiaries' trademarks previously delivered to the Agent and the Collateral Monitor, such update (i) to be in form, scope and substance satisfactory to the Agent and the Collateral Monitor and (ii) to show an aggregate appraisal value for the trademarks of not less than $110,000,000, or such lesser amount as may be agreed to by the Required Lenders."

                     2.8 Subject to the proviso set forth at the end of this
Section 2.8, Sections 7.08, Section 7.09 and 7.10 of the Credit Agreement are hereby amended in their entireties to read as follows:

                               "SECTION 7.08 Capitalization Ratio. Permit the
                     Capitalization Ratio of the Borrower and its subsidiaries on a Consolidated basis for the four consecutive fiscal quarter periods ending on the dates set forth below to be greater than the respective amounts set forth below opposite such dates:


           Quarter Ending on or about                  Ratio
           --------------------------                  -----

           September 30, 2000                           68%

           December 31, 2000                            68%

           March 31, 2001                               70%

           June 30, 2001                                70%

           September 30, 2001                           70%

           December 31, 2001                            68%

           March 31, 2002                               66%

           June 30, 2002                                64%

           September 30, 2002                           65%

           December 31, 2002                            61%

           March 31, 2003                               63%

           June 30, 2003                                63%

           September 30, 2003                           63%

                               SECTION 7.09 Interest Coverage Ratio. Permit the
                     Interest Coverage Ratio of the Borrower and its subsidiaries on a Consolidated basis for the four consecutive fiscal quarter periods ending on the dates set forth below to be less than the respective amounts set forth below opposite such dates:


           Quarter Ending on or about                   Ratio
           --------------------------                   -----

           September 30, 2000                         0.59:1.00

           December 31, 2000                          0.76:1.00

           March 31, 2001                             0.71:1.00

           June 30, 2001                              0.79:1.00

           September 30, 2001                         1.00:1.00

           December 31, 2001                          1.25:1.00

           March 31, 2002                             1.40:1.00

           June 30, 2002                              1.50:1.00

           September 30, 2002                         1.65:1.00

           December 31, 2002                          1.80:1.00

           March 31, 2003                             1.95:1.00

           June 30, 2003                              2.05:1.00

           September 30, 2003                         2.25:1.00


                               SECTION 7.10 Net Worth. Permit the Net Worth of
                     the Borrower and its subsidiaries on a Consolidated basis at any time to be less than the respective amounts set forth below for the periods indicated:

--------------------------------------------------------    -----------------
                       Period                                     Amount
--------------------------------------------------------    -----------------

October 1, 2000 through October 31, 2000                    $106,000,000
--------------------------------------------------------    -----------------
November 1, 2000 through November 30, 2000                  $103,500,000
--------------------------------------------------------    -----------------
December 1, 2000 through December 31, 2000                  $100,000,000
--------------------------------------------------------    -----------------
January 1, 2001 through January 31, 2001                    $  97,000,000
--------------------------------------------------------    -----------------

--------------------------------------------------------    -----------------
February 1, 2001 through February 28, 2001                  $  98,000,000
--------------------------------------------------------    -----------------
March 1, 2001 through March 31, 2001                        $100,000,000
--------------------------------------------------------    -----------------
April 1, 2001 through April 30, 2001                        $100,000,000
--------------------------------------------------------    -----------------
May 1, 2001 through May 31, 2001                            $  97,000,000
--------------------------------------------------------    -----------------
June 1, 2001 through June 30, 2001                          $  94,000,000
--------------------------------------------------------    -----------------
July 1, 2001 through July 31, 2001                          $  94,000,000
--------------------------------------------------------    -----------------
August 1, 2001 through August 31, 2001                      $   94,000,000
--------------------------------------------------------    -----------------
September 1, 2001 through September 30, 2001                $  97,000,000
--------------------------------------------------------    -----------------
October 1, 2001 through December 31, 2001                   $  98,000,000
--------------------------------------------------------    -----------------
January 1, 2002 through March 31, 2002                      $  97,000,000
--------------------------------------------------------    -----------------
April 1, 2002 through June 30, 2002                         $  98,000,000
--------------------------------------------------------    -----------------
July 1, 2002 through September 30, 2002                     $  99,000,000
--------------------------------------------------------    -----------------
October 1, 2002 through December 31, 2002                   $103,000,000
--------------------------------------------------------    -----------------
January 1, 2003 through March 31, 2003                      $104,000,000
--------------------------------------------------------    -----------------
April 1, 2003 through June 30, 2003                         $108,000,000
--------------------------------------------------------    -----------------
July 1, 2003 through September 30, 2003                     $109,000,000
--------------------------------------------------------    -----------------
October 1, 2003 through December 31, 2003                   $115,000,000 "
--------------------------------------------------------    -----------------

; provided that in the event the Borrower shall make any payment on account of the principal of, interest on, or any redemption or sinking fund in respect of, any of the Senior Notes, the amendments provided for in this Section 2.8 shall be automatically rescinded in their entirety and the applicable covenant amounts for any period shall again be the covenant amounts set forth in Sections 7.08,
7.09 and 7.10 as applicable as of the date immediately preceding the date on which this Agreement shall have become effective.

                     2.9 Article VII of the Credit Agreement is hereby amended by inserting the following new Section 7.20 at the end thereof:

                               "SECTION 7.20. Revolving Credit Loans. Permit the
                     aggregate outstanding principal amount of Revolving Credit Loans on the last Business Day of any of the months set forth below to exceed the lesser of (A) the amount permitted by Section 2.01(a) hereof and (B) the amount (or such other amount as may be consented to by the Required Lenders) set forth opposite such month:

           --------------------------------------------- ---------------------
           Month                                         Maximum Amount
           --------------------------------------------- ---------------------
           October 2000                                  $107,000,000
           --------------------------------------------- ---------------------
           November 2000                                 $102,000,000
           --------------------------------------------- ---------------------
           December 2000                                 $  95,000,000
           --------------------------------------------- ---------------------
           January 2001                                  $105,000,000
           --------------------------------------------- ---------------------
           February 2001                                 $119,000,000
           --------------------------------------------- ---------------------
           March 2001                                    $107,000,000
           --------------------------------------------- ---------------------
           April 2001                                    $  88,000,000
           --------------------------------------------- ---------------------
           May 2001                                      $  84,000,000
           --------------------------------------------- ---------------------
           June 2001                                     $  95,000,000
           --------------------------------------------- ---------------------
           July 2001                                     $  97,000,000
           --------------------------------------------- ---------------------
           August 2001                                   $114,000,000
           --------------------------------------------- ---------------------
           September 2001                                $111,000,000
           --------------------------------------------- ---------------------
           October 2001                                  $  85,000,000
           --------------------------------------------- ---------------------
           November 2001                                 $  85,000,000
           --------------------------------------------- ---------------------
           December 2001                                 $  85,000,000
           --------------------------------------------- ---------------------

                     2.10 Subject to the proviso set forth at the end of this
Section 2.10, Exhibit A to the Credit Agreement is hereby amended by deleting the entries for the periods commencing with "Oct `00" and ending with "Oct `01" appearing therein and inserting in lieu thereof the following:

                               "Oct `00   Nov `00   Dec `00
                               $48,000    $48,000   $46,000

                               Jan `01    Feb `01   Mar `01
                               $48,000    $48,000   $42,000

                               Apr `01    May `01   Jun `01
                               $44,000    $45,000   $48,000

                               Jul `01    Aug `01   Sep `01
                               $45,000    $45,000   $40,000

                               Oct `01
                               $33,000"

; provided that in the event the Borrower shall make any payment on account of the principal of, interest on or any redemption or sinking fund in respect of, any of the Senior Notes, the amendment provided for in this Section 2.10 shall be automatically rescinded in its entirety and the applicable amount of the Trademark Advance for any period shall again be the amount set forth on Exhibit A to the Credit Agreement as of the date immediately preceding the date on which this Agreement shall have become effective. Notwithstanding anything to the contrary set forth in this Section 2.10 or in Exhibit A to the Credit Agreement as amended hereby, from the fifth calendar day through the twenty-fifth calendar day of each month commencing with October 2000 and ending with September 2001, the amount of the Trademark Advance may be up to $3,000,000 in excess of the amount thereof for such month set forth on Exhibit A, but at no time in excess of $48,000,000.

                     2.11 Schedule 4.01 of the Credit Agreement is hereby amended by including thereon the information included on Schedule I hereto.

                     2.12 Schedule 4.05 of the Credit Agreement is hereby amended in its entirety and replaced by Schedule 2 hereto.

                     2.13 Schedule 4.21 of the Credit Agreement is hereby amended by including thereon the information included on Schedule 3 hereto.

                     SECTION 3. CONFIRMATION OF LOAN DOCUMENTS

                     3.1 Each Loan Party, by its execution and delivery of this Agreement, irrevocably and unconditionally ratifies and confirms in favor of the Agent and the Lenders that (i) it consents to the terms and conditions of the Credit Agreement as it has been amended by this Agreement and that notwithstanding this Agreement, each Loan Document to which such Loan Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended by this Agreement, and is and shall continue to be applicable to all of the Obligations and (ii) it is truly and justly indebted to the Agent, the Collateral Monitor and the Lenders, for all of the Obligations without defense, offset or counterclaim of any kind whatsoever and hereby releases the Agent, the Collateral Monitor and each of the Lenders from any and all claims, obligations, acts, omissions, damages or causes of action arising out of, related or in any way connected with any action or failure to act, prior to the execution of this Agreement , in connection with the events or circumstances arising under or otherwise related to the Credit Agreement or any other Loan Document.


                     SECTION 4. CONDITIONS PRECEDENT

           This Agreement shall become effective upon the execution and delivery to the Agent of counterparts hereof by the Borrower, each Guarantor and each of the Lenders and the fulfillment of the following conditions:

                     4.1 The Agent shall have received a non-refundable amendment fee in the amount of $875,000 to be distributed among the Lenders pro rata in accordance with their Revolving Credit Commitments.

                     4.2 Morgan, Lewis & Bockius LLP and Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Agent, shall have received payment in full for all legal fees charged, and all costs and expenses incurred and invoiced, by such counsel through the date hereof and all legal fees charged, and all costs and expenses incurred, by such counsel in connection with the transactions contemplated under the Credit Agreement, this Agreement and the other Loan Documents and instruments in connection herewith and therewith and the Agent shall have received payment in full of any other fees and expenses of the Agent, the Collateral Monitor, or any other professional retained by the Agent which the Borrower is obligated to pay pursuant to the Credit Agreement and the other Loan Documents.

                     4.3 All legal matters in connection with this Agreement shall be satisfactory to the Agent and its counsel in their sole discretion.

                     4.4 The Agent shall have received a certificate signed by a Financial Officer of the Borrower and each Guarantor stating that after giving effect to this Agreement (i) all representations and warranties contained in this Agreement and the Credit Agreement shall be true and correct in all material respects with the same effect as though made on and as of the date on which the conditions set forth in this Section 4 are fulfilled (except insofar as such representations and warranties relate expressly to an earlier date) and
(ii) there exists no Default or Event of Default.

                     4.5 The Agent shall have received such other documents as the Agent or Agent's counsel shall reasonably deem necessary.

                     SECTION 5. MISCELLANEOUS

                     5.1 Each of the Borrower and the Guarantors reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, and represents that after giving effect to this Agreement all such representations and warranties shall be true and correct in all material respects with the same effect as though made on and as of the date on which the conditions set forth in Section 4 are fulfilled (except insofar as such representations and warranties relate expressly to an earlier date). Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

                     (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

                     (b) No consent of any other person (including, without limitation, shareholders or creditors of any Loan Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

                     (c) This Agreement has been duly executed and delivered on behalf of each Loan Party by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

                     (d) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Loan Party.

                     5.2 Except, as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

                     5.3 All references to the Credit Agreement in the Credit Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

                     5.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                     5.5 Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                     5.6 THIS AGREEMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                     5.7 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                     IN WITNESS WHEREOF, the Borrower, Guarantors, the Agent, the Collateral Monitor and the Lenders have caused this Amendment Agreement No. 3 and Waiver to be duly executed by their respective authorized officers as of the day and year first above written.


                               KASPER A.S.L., LTD., as Borrower

                               By: /s/ Lester E. Schreiber
                                   -------------------------------------
                                  Name: Lester E. Schreiber
                                  Title:   Secretary



                               A.S.L. RETAIL OUTLETS, INC., as a Guarantor

                               By: /s/ Lester E. Schreiber
                                   -------------------------------------
                                  Name: Lester E. Schreiber
                                  Title:   Secretary



                               ASL/K LICENSING CORP., as a Guarantor

                               By: /s/ Lester E. Schreiber
                                   -------------------------------------
                                  Name: Lester E. Schreiber
                                  Title:   Secretary



                               KASPER A.S.L. EUROPE, LTD., as a Guarantor

                               By: /s/ Lester E. Schreiber
                                   -------------------------------------
                                  Name: Lester E. Schreiber
                                  Title:   Secretary


                               KASPER HOLDINGS INC., as a Guarantor

                               By: /s/ Lester E. Schreiber
                                   -------------------------------------
                                  Name: Lester E. Schreiber
                                  Title:   Secretary

                               AKC ACQUISITION, LTD., as a Guarantor

                               By: /s/ Lester E. Schreiber
                                   -------------------------------------
                                  Name: Lester E. Schreiber
                                  Title:   Treasurer



                               LION LICENSING, LTD., as a Guarantor

                               By: /s/ Lester E. Schreiber
                                   -------------------------------------
                                  Name: Lester E. Schreiber
                                  Title:   Treasurer



                               ASIA EXPERT LIMITED, as a Guarantor

                               By: /s/ Lester E. Schreiber
                                   -------------------------------------
                                  Name: Lester E. Schreiber
                                  Title:   Director / Secretary



                               TOMWELL LIMITED, as a Guarantor

                               By: /s/ Lester E. Schreiber
                                   -------------------------------------
                                  Name: Lester E. Schreiber
                                  Title:   Director / Secretary



                               VIEWMON LIMITED, as a Guarantor

                               By: /s/ Lester E. Schreiber
                                   -------------------------------------
                                  Name: Lester E. Schreiber
                                  Title:   Director / Secretary



                               THE CHASE MANHATTAN BANK, as Lender

                               By: /s/ Susan H. Atha
                                   -------------------------------------
                                  Name: Susan H. Atha
                                  Title:   Vice President

                               THE CHASE MANHATTAN BANK, as Agent

                               By: /s/ Susan H. Atha
                                   -------------------------------------
                                  Name: Susan H. Atha
                                  Title:   Vice President



                               THE CIT GROUP/COMMERCIAL SERVICES, INC., as Lender

                               By: /s/ Deborah Rogut
                                   -------------------------------------
                                  Name: Deborah Rogut
                                  Title:   Vice President



                               THE CIT GROUP/COMMERCIAL SERVICES, INC., as Collateral Monitor

                               By: /s/ Deborah Rogut
                                   -------------------------------------
                                  Name: Deborah Rogut
                                  Title:   Vice President



                               LASALLE BANK, NATIONAL ASSOCIATION, as Lender

                               By: /s/ Natalie A. Petrie
                                   -------------------------------------
                                  Name: Natalie A. Petrie
                                  Title:   Commercial Banking Officer



                               FLEET CAPITAL CORPORATION, as Lender

                               By: /s/ Frank J. Galle
                                  --------------------------------------
                                  Name: Frank J. Galle
                                  Title: Senior Vice President

                               FINOVA CAPITAL CORPORATION, as Lender

                               By: /s/ Rick Sutton
                                  --------------------------------------
                                  Name: Rick Sutton
                                  Title:   Vice President



            ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

            By: /s/ Tim McCurry            By: /s/ Howard Weinberg
               -------------------            ----------------------------
               Name: Tim McCurry              Name: Howard Weinberg
               Title: Assistant Manager       Title: First Vice President



                                  PNC BANK, NATIONAL ASSOCIATION, as Lender

                                  By: /s/ Rose M. Crump
                                     --------------------------------------
                                     Name: Rose M. Crump
                                     Title: Vice President



                                  DEBIS FINANCIAL SERVICES, INC., as Lender

                                  By: /s/ James M. Vandervalk
                                     --------------------------------------
                                     Name: James M. Vandervalk
                                     Title: President, ABL Division



                                  BANK LEUMI USA, as Lender

                                  By: /s/ Steven Farron
                                     --------------------------------------
                                     Name: Steven Farron
                                     Title: Vice President

                                                                 SCHEDULE 1 TO
                                                               AMENDMENT NO. 3
                                                                    AND WAIVER


                                  SCHEDULE 4.01
                                  -------------

                             Qualified Jurisdictions
                             -----------------------

                             Additional Information

                     [To be provided by the Borrower in form
                    and substance satisfactory to the Agent]

                                                                 SCHEDULE 2 TO
                                                               AMENDMENT NO. 3
                                                                    AND WAIVER


                                  SCHEDULE 4.05
                                  -------------

                             Material Adverse Change
                             -----------------------

                     [To be provided by the Borrower in form
                    and substance satisfactory to the Agent]

                                                                 SCHEDULE 3 TO
                                                               AMENDMENT NO. 3
                                                                    AND WAIVER


                                  SCHEDULE 4.21
                                  -------------

                                Employee Matters
                                ----------------

                             Additional Information

                     [To be provided by the Borrower in form
                    and substance satisfactory to the Agent]